BWFG | LISTED | NASDAQ 2Q23 Investor Presentation July 26th, 2023

2 BWFG LISTED NASDAQ BWFG LISTED NASDAQ This presentation may contain certain forward-looking statements about Bankwell Financial Group, Inc. (the “Company”). Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as “believe,” “expect,” “would,” “should,” “could,” or “may.” Forward-looking statements, by their nature, are subject to risks and uncertainties. Certain factors that could cause actual results to differ materially from expected results include increased competitive pressures, changes in the interest rate environment, general economic conditions or conditions within the banking industry or securities markets, and legislative and regulatory changes that could adversely affect the business in which the Company and its subsidiaries are engaged. Safe Harbor

3 BWFG LISTED NASDAQ BWFG LISTED NASDAQ Table of Contents • 2Q23 Performance • Deposits & Liquidity • Loans • Credit Quality & Capital • Bankwell History & Overview

BWFG | LISTED | NASDAQ 2Q23 Performance

5 BWFG LISTED NASDAQ BWFG LISTED NASDAQ 2Q23 Summary • Net Income of $7.98 million, or $1.02 earnings per share (“EPS”) • Return on Average Assets (“ROAA”) and Return on Average Equity (“ROAE”) were 0.99% and 12.91%, respectively for the quarter, and 1.14% and 15.15% year-to-date • Pre-tax, Pre-provision Net Revenue (“PPNR”)1 of $12.75 million, or 1.58% PPNR ROAA for the quarter • 1.56% Non-interest Expense as a percent of Average Assets for the quarter and 1.58% year-to-date • Year-to-date net interest margin (“NIM”) of 3.15%; 2Q23 NIM of 3.06% & June NIM of 2.95% • Net loan growth of $14 million, with new fundings at a weighted average yield of 6.96% • Non-brokered deposit growth of $48 million, with an additional $57 million growth2 since June 30, 2023 • $1.7 billion immediately available liquidity providing more than 2X coverage of uninsured deposits ‒ 25% uninsured deposits; insured deposits include 71% FDIC-insured & 4% insured by FHLB SBLOCs ‒ HTM securities represent 0.5% of total assets; unrealized net loss $384 thousand3 • AFS securities valuations hedged with interest rate swaps; net AOCI impact of $(1.7) million • The Bank remains well capitalized with an 11.41% Total Capital ratio and 7.58% Tangible Common Equity • $31.45 Tangible Book Value; 15% CAGR since year-end 2020 (including one-time CECL impact) • Addition of new EVP, Ryan Hildebrand as Chief Innovation Officer 1 Pre-tax, pre-provision net revenue per share is a non-GAAP metric & excludes provision for loan losses and income tax expense 2 As of July 25, 2023 3 HTM securities not recorded in Book Value

6 BWFG LISTED NASDAQ BWFG LISTED NASDAQ 2Q23 Results 1 Ratios presented represent Bank ratios; presented ratios are preliminary, subject to finalization of the FDIC Call Report 2 Bankwell meets Adequate + buffer standard, which exceeds Well Capitalized thresholds Profitability Balance Sheet Capital • $2.8 billion of gross loans • $2.8 billion of deposits • 1.11% ACL-Loans • Dividend of $0.20 per share paid • $31.45 Fully Diluted Tangible Book Value • Well Capitalized1,2 Tier 1 Leverage1 9.41% Tier1/CET1 / RWA1 10.34% Total Capital / RWA1 11.41% QTR YTD • Net Income $8.0 million $18.4 million • PPNR $12.8 million $27.1 million • Return on Average Assets 0.99% 1.14% • PPNR / Average Assets 1.58% 1.69% • Return on Average Equity 12.91% 15.31%

7 BWFG LISTED NASDAQ BWFG LISTED NASDAQ Income Statement 2Q23 1Q23 Var1 Total Interest Income $46.5 $44.3 $2.2 Total Interest Expense $22.5 $18.7 $(3.8) Net Interest Income $24.0 $25.5 $(1.5) Non-Interest Income $1.4 $1.5 $(0.1) Non-Interest Expense $12.7 $12.7 $0.0 Pre-Tax, Pre-Provision Net Revenue $12.8 $14.4 $(1.6) Provision for Credit Losses $2.6 $0.8 $(1.8) Pre-Tax Income $10.2 $13.6 $(3.4) Income Tax Expense $2.2 $3.2 $1.0 Reported Net Income $8.0 $10.4 $(2.4) EPS $1.02 $1.33 $(0.31) Pre-Tax, Pre-Provision Net Revenue per share2 $1.68 $1.89 $(0.21) 1 Variances are rounded based on actual whole dollar amounts 2 Pre-tax, pre-provision net revenue per share is a non-GAAP metric & excludes provision for loan losses and income tax expense Dollars in millions, except per share data Balance Sheet 2Q23 1Q23 Var1 Cash & Cash Equivalents $262 $277 $(15) Investment Securities $118 $121 $(3) Loans Receivable, net $2,737 $2,725 $12 All Other Assets $135 $129 $6 Total Assets $3,252 $3,252 $0 Total Deposits $2,789 $2,798 $(9) Total Borrowings $167 $159 $8 Other Liabilities $55 $53 $2 Total Liabilities $3,003 $3,010 $(7) Equity $249 $242 $7 Total Liabilities & Equity $3,252 $3,252 $0 2Q23 Consolidated Financial Statements Linked Quarter

8 BWFG LISTED NASDAQ BWFG LISTED NASDAQ Income Statement 2Q 2023 2Q 2022 Var1 Total Interest Income $90.8 $48.7 $42.1 Total Interest Expense $41.3 $5.3 $(36.0) Net Interest Income $49.5 $43.3 $6.2 Non-Interest Income $3.0 $2.1 $0.9 Non-Interest Expense $25.3 $20.9 $(4.4) Pre-Tax, Pre-Provision Net Revenue $27.1 $24.6 $2.5 Provision (Credit) for Loan Losses $3.4 $(1.2) $(4.6) Pre-Tax Income $23.7 $25.8 $(2.1) Income Tax Expense $5.4 $5.6 $0.2 Reported Net Income $18.4 $20.2 $(1.8) EPS $2.34 $2.58 $(0.24) Pre-Tax, Pre-Provision Net Revenue per share2 $3.55 $3.20 $0.35 1 Variances are rounded based on actual whole dollar amounts 2 Pre-tax, pre-provision net revenue per share is a non-GAAP metric & excludes provision for loan losses and income tax expense Dollars in millions, except per share data YTD Consolidated Income Statement Prior Year

9 BWFG LISTED NASDAQ BWFG LISTED NASDAQ Performance Trends $2.21 $2.31 $0.75 $3.36 $4.79 $2.34 2018 2019 2020 2021 2022 2Q23 YTD Diluted EPS 0.94% 0.97% 0.28% 1.17% 1.44% 1.14% 2018 2019 2020 2021 2022 2Q23 YTD Return on Average Assets 10.19% 10.20% 3.35% 13.86% 16.72% 15.15% 2018 2019 2020 2021 2022 2Q23 YTD Return on Average Equity $21.85 $22.82 $21.96 $25.55 $30.51 $31.45 2018 2019 2020 2021 2022 2Q23 Fully Diluted Tangible Book Value 1 Includes $0.63 impact for the 1/1/23 CECL adjustment 1

10 BWFG LISTED NASDAQ BWFG LISTED NASDAQ 59.2% 60.2% 73.9% 53.9% 45.4% 48.3% 1.93% 1.90% 2.03% 1.75% 1.71% 1.58% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% 2.20% 2.40% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 2018 2019 2020 2021 2022 2Q23 YTD Efficiency Ratio Non-interest Expense / Average Assets 1 A non-GAAP metric 1 Efficiency Trends

BWFG | LISTED | NASDAQ Deposits & Liquidity

12 BWFG LISTED NASDAQ BWFG LISTED NASDAQ 16.2% 15.0% 16.7% 36.7% 36.7% 34.7% 8.4% 6.1% 2.6% 2.7% 3.9% 4.8% 75.5% 78.9% 80.6% 60.5% 59.4% 60.5% $1,492 $1,827 $2,124 $2,801 $2,798 $2,789 4Q19 4Q20 4Q21 4Q22 1Q23 2Q23 Deposit Balances Core Deposits Retail CDs >$250k Brokered Deposits 2Q23: Non-Brokered deposits increas d $48 million; Wholesale ratio improved to 32.6% Deposit Balances 1 1 Core Deposits include Commercial and Consumer checking, savings and money market accounts, and retail CD under $250k 2 Wholesale Funding ratio defined as brokered deposits and FHLB borrowings to total assets Dollars in millions 20.6% 19.8% 16.4% 34.4% 34.5% 32.6% Wholesale Funding ratio2 FHLB Borrowings $150 $175 $50 $90 $90 $90

13 BWFG LISTED NASDAQ BWFG LISTED NASDAQ • NIM declining with inverted yield curve: • 6/30/2023 ‘exit rates’ of 6.04% on loans & 3.09% on deposits Net Interest Margin 3.03% 2.77% 3.17% 3.78% 3.24% 3.15% 4.85% 4.48% 4.42% 5.10% 5.87% 5.96% 1.66% 1.07% 0.54% 0.87% 2.47% 2.73% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 2019 2020 2021 2022 1Q23 YTD 2Q23 YTD Net Interest Margin Loan Yield Cost of Deposits 1 Includes origination fee amortization 1 3.30% 3.75% 3.96% 3.70% 3.24% 3.06% 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 Quarterly NIM

14 BWFG LISTED NASDAQ BWFG LISTED NASDAQ FDIC Insured Deposits 71% Uninsured Deposits 25% FHLB Insured Deposits 4% Liquidity 1 Bank lines, including FHLB & FRB 2 Cash held with right of offset as collateral against loans Ample coverage of uninsured deposits • $2,105 million total insured deposits, including $1,985 million FDIC-insured deposits • Uninsured deposits include restricted funds held as cash reserves against loans • Over 2X liquidity coverage on $766 million uninsured deposits: • 11% liquidity on balance sheet (Cash & AFS Securities) + Unencumbered Cash $255 + AFS Securities $105 + Borrowing Capacity1 $1,330 Immediately Available Liquidity $1,690 Total Deposits = $2,789 million Deposits Held as Cash Reserves 2%

15 BWFG LISTED NASDAQ BWFG LISTED NASDAQ Deposit Composition • No digital currency deposits • No single depositor greater than 3% of total deposits • Average account size of $86K1 • Long-term mix shift into Business deposits Consumer 40.3% Professional, Sci & Tech Services 11.5% Real Estate and Rental/Leasing 11.2% Finance & Insurance 10.0% Public Administration 9.3% Health Care & Social Assistance 4.3% Other 13.5% Deposits by Industry 1 Excluding Brokered deposits 1 Well diversified deposit base 50% 39% 36% 31% 27% 50% 61% 64% 69% 73% Dec-19 Dec-20 Dec-21 Dec-22 Jun-23 Core Deposit Mix excluding Retail CDs Consumer Business

BWFG | LISTED | NASDAQ Loans

17 BWFG LISTED NASDAQ BWFG LISTED NASDAQ Loan Balances Increased reliance on C&I and CRE Owner Occupied Dollars in millions C&I + CRE Owner Occupied / Total Loans 27.3% 34.9% 45.5% 45.0% $981 $976 $1,023 $1,042 $1,046 $1,051 $1,032 $1,147 $1,224 $1,225 $1,215 $167 $207 $244 $296 $310 $375 $467 $501 $697 $736 $716 $277 $268 $280 $293 $351 $370 $372 $443 $522 $543 $532 $87 $103 $83 $95 $98 $116 $111 $117 $155 $177 $220 $114 $119 $109 $99 $89 $73 $74 $79 $77 $78 $92 $1,626 $1,673 $1,738 $1,825 $1,895 $1,985 $2,057 $2,287 $2,675 $2,759 $2,774 - 500 1,000 1,500 2,000 2,500 3,000 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 CRE Investor CRE Owner Occupied C&I Construction Residential / Other

18 BWFG LISTED NASDAQ BWFG LISTED NASDAQ $1,626 $1,673 $1,738 $1,825 $1,895 $1,985 $2,057 $2,287 $2,675 $2,759 $2,774 4.18% 4.22% 4.23% 4.28% 4.30% 4.34% 4.55% 4.99% 5.56% 5.75% 5.87% 0.10% 1.10% 2.10% 3.10% 4.10% 5.10% - 500 1,000 1,500 2,000 2,500 3,000 3,500 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 Loan Balance Loan Portfolio Yield Loan Yields Steadily Increasing 1 Weighted average yield based on active loans as of each date, an “exit" rate 1 Dollars in millions Loan portfolio yields increased 169 bps since December 31, 2020 • 68% of balances are 2021 - 2023 vintages June 2023 Yield1 by Vintage 4.83% Pre 2020 6.19% 2020 5.64% 2021 6.39% 2022 7.38% 2023

19 BWFG LISTED NASDAQ BWFG LISTED NASDAQ • No single relationship represents more than ~3% of total loans, as of June 30, 2023 • Investor CRE continues to shrink as an overall percentage of the loan portfolio: Total Loan Portfolio = $2,774 million Loan Portfolio Composition 60.4% 55.2% 45.8% 43.8% 27.3% 34.9% 45.5% 45.0% 4Q20 4Q21 4Q22 2Q23 CRE Investor CRE O/O + C&I Residential 2.0% C&I 19.1% CRE Owner Occupied 25.8% CRE Investor 43.8% Commercial Const. 7.9% Other 1.4%

20 BWFG LISTED NASDAQ BWFG LISTED NASDAQ Total CRE Portfolio = $1,931 million 1 Includes Owner Occupied CRE, does not include Construction 2 LTVs based on original LTV values, at origination 3 Consists primarily of skilled nursing and/or assisted living facilities CRE Loan Portfolio • Portfolio weighted average LTV2 of 64.6% • ~ 65% of all CRE loan balances have recourse • CRE loan portfolio mix improving favorably with Owner Occupied growth: 1 Dollars in millions Property Type LTV2 Residential Care3 67.8% Retail 63.8% Multifamily 63.4% Office 64.1% Industrial/Warehouse 62.9% All Other 60.9% 3 Retail 22.0% Office 10.3% Residential Care 32.6% MultiFamily 10.6% Industrial Warehouse 9.1% Mixed Use 5.6% Medical Office 4.5% Other 3.7% Special Use 1.6% 85.4% 77.1% 63.7% 62.9% 14.6% 22.9% 36.3% 37.1% 4Q20 4Q21 4Q22 2Q23 Investor Owner Occupied

21 BWFG LISTED NASDAQ BWFG LISTED NASDAQ 1 Includes Owner Occupied CRE, does not include Construction 2 Consists primarily of skilled nursing and/or assisted living facilities • Greater geographic diversity attributed to growth in Residential Care2 sector • Continued diversification by following strongest customers to attractive markets • Of the CT-based loans, ~48% are in Fairfield County 1 CRE Loan Portfolio Geography CT 29.0% NY 22.4% FL 16.5% NJ 5.4%OH 4.6% TX 3.4% PA 3.3% Other 15.3%

22 BWFG LISTED NASDAQ BWFG LISTED NASDAQ 1 Includes Owner Occupied CRE, does not include Construction 2 LTVs based on original LTV values and actual amortized loan balance CRE Loan Portfolio: Office 1 Recourse 65.5% Non- Recourse 34.5% GSA 8% Owner Occupied 11% Credit Tenants 7% Geography CT - Fairfield County 27.3% NJ 19.4% TX 14.7% NY - Westchester 11.1% MS 9.2% CT - Other 10.5% GA 6.3% FL 1.2%CA 0.5% RecourseOffice portfolio details • ~7%, or $198 million, of total loan portfolio • No exposure to New York City Office • Top 20 borrowers represent 92% of Office – Average loan size $7.9 million – Average Debt Service Coverage Ratio 1.73 • Entire portfolio is current; ~97% of loans have “Pass” rating • Amortized Weighted average LTV2 of 55% • $27 million non-recourse loans maturing in 2023 & 2024 • ~68% located in Bankwell’s primary market, mostly in suburban areas • Out of primary market loans are generally either GSA- leased, credit tenants, or owner-occupied

23 BWFG LISTED NASDAQ BWFG LISTED NASDAQ C&I Loan Portfolio Loans by Industry Type Total C&I Portfolio = $531 million 1 1 Does not Include Owner Occupied CRE • 87% of C&I portfolio has recourse • 93% of Health Care loans have recourse - Primarily consists of working capital lines secured by accounts receivable • Insurance lending primarily to brokers of home and auto insurance Finance 21% Insurance (Primarily Brokers) 25% Health Care & Social Assistance 31% Admin & Support, Waste Mgmt, Remediation Svcs 4% Construction 3% Real Estate and Rental/Leasing 4% Arts, Entertainment & Recreation 3% Manufacturing 2% Other 7%

24 BWFG LISTED NASDAQ BWFG LISTED NASDAQ Healthcare Portfolio Healthcare Portfolio Composition CRE Skilled Nursing Facility By State • Consists primarily of skilled nursing facilities located across the US • Healthcare lending team has more than 15 years of industry experience • High touch service model attracts desirable ultra-high net worth Healthcare borrowers • 100% of Skilled Nursing Lending has recourse • Focused on originating Healthcare loans in the most desirable states with: – Higher average occupancy – Low denial of payment rates for Medicaid – Strong senior demographic trends 1 Includes CRE and C&I 2 Includes Physicians 2 1 Skilled Nursing Facilities 78% Assisted Living 11% Recovery 5% Other 6% FL 49% OH 13% NY 9% PA 4% AL 4% VA 4% NJ 4% Other 13%

25 BWFG LISTED NASDAQ BWFG LISTED NASDAQ Commercial Construction Portfolio • Commercial construction loans comprise ~7% of total loan portfolio ($220 million) • $130 million of unfunded commitments, committed construction draws are subject to various terms and conditions, including completion of work verified by third party professional inspection Dollars in millions By Property Type # Loans $ Committed % Unfunded $ Unfunded 1Q23 Balance 37 $325 47% $153 Closures in 2Q23 -- -- 1Q23 Loans @ 2Q23 37 $325 40% $130 New 2Q23 Loans 1 $20 2Q23 Balance 38 $345 38% $130 Multifamily 50% Mixed Use 27% Land 13% Self Storage 6% Retail 2% Residential 2%

BWFG | LISTED | NASDAQ Credit Quality & Capital

27 BWFG LISTED NASDAQ BWFG LISTED NASDAQ Credit Quality $15,285 $16,793 $16,441 $14,265 $15,531 0.74% 0.73% 0.61% 0.52% 0.56% 0.00% 0.50% 1.00% 1.50% 2.00% $0 $5,000 $10,000 $15,000 $20,000 $25,000 2Q22 3Q22 4Q22 1Q23 2Q23 NPLs NPL to gross loans Non Performing Loans (“NPL”) Dollars in thousands NPL related to COVID-19 ‒ Single loan - 57% LTV ‒ Full recourse ‒ High net worth guarantors ‒ Full repayment expected $15,773 $18,117 $22,431 $27,998 $30,694 0.77% 0.79% 0.84% 1.01% 1.11% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 2Q22 3Q22 4Q22 1Q23 2Q23 Allowance for credit losses ACL / Loans Allowance for Credit Losses (“ACL”) • Growth in 2022 ACL reflects $0.8 billion loan growth • 1Q23 ACL includes 1/1 opening entry for CECL adoption ($5.1 million) • 2Q23 ACL coverage of NPLs is 198%; excluding the COVID-19-related NPL, coverage of 499% • ACL/Loans coverage ratio up 10 bps QoQ; $2.7 million provision for credit losses; increase primarily due to forward looking CECL macroeconomic factors 0.34% 0.16% 0.10% 2Q23 0.56% SBA-guaranteed portion of NPLs All other NPLs

28 BWFG LISTED NASDAQ BWFG LISTED NASDAQ Credit Quality Dollars in millions 2Q22 3Q22 4Q22 1Q23 2Q23 Risk Rating Balance % Balance % Balance % Balance % Balance % 1-5 “Pass” $1,994 97.0% $2,242 98.0% $2,632 98.4% $2,714 98.4% $2,710 97.7% 6 “Special Mention” $20 1.0% $2 0.1% $1 0.0% $1 0.1% $28 1.0% 7 “Substandard” $41 2.0% $43 1.9% $43 1.6% $40 1.4% $36 1.3% 8 “Doubtful” $1 0.0% $0 0.0% $0 0.0% $2 0.1% $0 0.0% Total $2,057 $2,287 $2,675 $2,757 $2,774 • 2Q23 “Special Mention” growth due to 3 distinct loans/relationships: ‒ One C&I relationship $11 million ‒ One C&I relationship $8 million ‒ One CRE loan $6 million • Of the $28 million “Special Mention”, $20 million is current; the remaining $8 million delinquency is expected to be short term

29 BWFG LISTED NASDAQ BWFG LISTED NASDAQ Fully Diluted Tangible Book Value 1 Misc includes items such as, but not limited to, changes related to stock grants and share count • Existing interest rate swaps hedging impact of unrealized losses in AFS Securities portfolio: ‒ AFS Securities $(7.6) million ‒ Interest Rate Swaps $5.9 million • $4.9 million 1/1/23 CECL adjustment 1 $30.51 $31.45 $2.34 $0.40 $0.20 $0.63 $0.17 2022 Net Income Dividends AOCI CECL 1/1 Misc 2Q23 2023 TBV / Share Walk

30 BWFG LISTED NASDAQ BWFG LISTED NASDAQ Capital Position 7.38% 9.22% 10.17% 11.16% 7.58% 9.41% 10.34% 11.41% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% T C E T ie r 1 Le ve ra g e T ie r 1 / C E T 1 T o ta l C a p it a l 2Q23 1Q23 Well Capitalized 2 Tier 1CET1 CRE concentration of 415%1 1 Current period Bank capital ratios are preliminary, subject to finalization of the FDIC Call Report 2 Tangible Common Equity (TCE) calculation is a consolidated BWFG ratio Key Bank Capital Ratios1

BWFG | LISTED | NASDAQ History & Overview

32 BWFG LISTED NASDAQ BWFG LISTED NASDAQ Bankwell operates in an attractive core market: • Second most affluent MSA in the Nation in per capita personal income (PCPI)2 • 4 of the top 25 wealthiest towns in the U.S.3 • MSA ranked 11th most educated overall, tied for 5th with the highest percentage of bachelors degree holders4 • Headquarters of 9 Fortune 500 companies5 • Home to two of the largest hedge funds in the U.S. • $27 billion total AUM managed by 68 firms with $1 billion or less in AUM6 • 381 thousand housing units with a median value of owner-occupied units of $433 thousand7 ̶ In addition, New Haven County has 371 thousand housing units with a median value of owner-occupied units of $252 thousand7 1 Source: S&P Global Market Intelligence’s Branch Competitors & Pricing Report as of 6/30/22, excluding global money center banks (tickers BAC, WFC, JPM, TD & C) 2 Source: Bureau of Economic Analysis’ Metropolitan Area Table, contained within the Personal Income by County & Metropolitan Area, 2021 news release 11/16/22 3 Source: Bloomberg: 2020 Richest Places 4 Source: WalletHub: Most & Least Educated Cities in America, 7/18/22 5 Source: Fortune.com: 2023 Fortune 500 6 Source: US News and World Report 7 Source: US Census Bureau QuickFacts (2021 data) Branches (9) Fairfield County Profile • Connecticut-based $3.3 billion commercial bank • 9 branches in Fairfield & New Haven Counties • $204 million deposits per branch; one of the highest in Fairfield & New Haven Counties1

33 BWFG LISTED NASDAQ BWFG LISTED NASDAQ Financial Snapshot 2018 2019 2020 2021 2022 2Q23 YTD Total assets $1,873,665 $1,882,182 $2,253,747 $2,456,264 $3,252,449 $3,252,707 Net loans $1,586,775 $1,588,840 $1,601,672 $1,875,167 $2,646,384 $2,736,607 Loan-to-deposit ratio 106.4% 107.1% 87.9% 88.8% 95.2% 99.2% Return on average assets 0.94% 0.97% 0.28% 1.17% 1.44% 1.14% Efficiency ratio1 59.2% 60.2% 73.9% 53.9% 45.4% 48.3% Non-interest expense / avg. assets 1.93% 1.90% 2.03% 1.75% 1.71% 1.58% Net interest margin 3.18% 3.03% 2.77% 3.17% 3.78% 3.15% Total capital to risk weighted assets 12.50% 13.35% 12.28% 12.00% 11.07% 11.41% Tangible common equity ratio1 9.16% 9.56% 7.73% 8.13% 7.26% 7.58% Return on average equity 10.19% 10.20% 3.35% 13.86% 16.72% 15.15% Fully diluted tangible book value per share1 $21.85 $22.82 $21.96 $25.55 $30.51 $31.45 Net interest income $56,326 $53,761 $54,835 $67,886 $94,743 $49,532 Pre-tax, pre-provision net revenue1 $24,593 $23,379 $14,907 $33,803 $53,420 $27,127 Net income $17,433 $18,216 $5,904 $26,586 $37,429 $18,362 EPS (fully diluted) $2.21 $2.31 $0.75 $3.36 $4.79 $2.34 1 A non-GAAP metric Dollars in thousands, except per share data

34 BWFG LISTED NASDAQ BWFG LISTED NASDAQ Name Years Experience Selected Professional Biography Christopher Gruseke Chief Executive Officer Director (since 2015) 30+ Mr. Gruseke was a founding investor and director of Bankwell Financial Group’s predecessors, BNC Financial Group, Inc., and The Bank of New Canaan. He brings more than 25 years of capital markets, operations, sales and finance experience to his role at the Company. Most recently, he was a member of the Executive Committee at CRT Capital, a Stamford, Connecticut-based broker/dealer. He also served as Co-Chief Operating Officer and a member of the Board of Greenwich Capital Markets. Mr. Gruseke earned a B.A. from Williams College and an M.S. from the Stern School of Business at New York University. Christine A. Chivily Chief Credit Officer (since 2013) 40+ Ms. Chivily has over 40 years of experience in banking and real estate finance. She previously served in a risk management role for the CRE and C&I loan portfolios at People's United Bank. Her prior experience also includes five years as Director of Freddie Mac’s New England region for multifamily properties and 11 years as Senior Credit Officer at RBS Greenwich Capital. She also has over 10 years of combined experience in lending, loan administration and workouts at other various banking institutions. Ms. Chivily received her B.A. from Mt. Holyoke College. Ryan J. Hildebrand Chief Innovation Officer (since 2023) 20+ Mr. Hildebrand has over 20 years of experience in fintech and banking. He led business units at Cross River Bank and LSBX, driving increased deposits and fee income. He founded Seed, a pioneering challenger bank acquired by Cross River. Previously, he served as Head of Finance and Strategy at Simple, the first consumer challenger bank, and held positions at Umpqua Bank and PricewaterhouseCoopers. Matthew McNeill Chief Banking Officer (since 2020) 20+ Mr. McNeill has more than 20 years of experience in Commercial Banking. He most recently served as Head of Commercial Lending at Metropolitan Commercial Bank. During his 8 years at Metropolitan Commercial Bank the bank grew its lending assets from $400 million to over $3 billion. Mr. McNeill has additionally held lending roles at HSBC Bank US and Banco Santander. Mr. McNeill has also served as Managing Partner at American Real Estate Lending; a Commercial Real Estate finance company. Courtney E. Sacchetti Chief Financial Officer (since 2023) 20+ Ms. Sacchetti has more than 20 years experience in Financial Services. She most recently served as Director of Financial Planning & Analysis for the Company for 6 years. She began her career at GE Capital in the Financial Management Program (FMP) and held various finance and regulatory positions of increasing responsibility over her 18-year career at GE Capital. Ms. Sacchetti earned a B.A. and an M.B.A. from Union College. Experienced Leadership Team

BWFG | LISTED | NASDAQ Thank You & Questions